United States
Securities and Exchange Commission
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2008

SHUFFLE MASTER, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)
1106 Palms Airport Drive Las Vegas, Nevada (Address of Principal Executive Offices)	89119-3720 (Zip Code)
Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amended Equity Incentive Plans

On December 30, 2008, the Board of Directors of Shuffle Master, Inc. (NASDAQ Global Select Market: SHFL) (either the “Company,” “we” or “our”), upon the recommendation of the Compensation Committee (the “Committee”), directed the Company to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively “Section 409A”).

On December 31, 2008, the Company amended and restated The Shuffle Master, Inc. 2004 Equity Incentive Plan and The Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors (collectively, the “Equity Plans”).

The documents reflect changes only necessary to comply with Section 409A. Specifically, the amendments modify certain defined terms, including “change of control” and “disability,” and provide for a six month delay in payment of certain amounts payable upon termination of employment to the extent necessary to comply with the requirements of Section 409A.

The foregoing description is a brief summary of the amendments to the Equity Plans and the related outstanding awards and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of (i) The Shuffle Master, Inc. 2004 Equity Incentive Plan (as Amended and Restated on December 31, 2008), and (ii) The Shuffle Master, Inc. 2004 Equity Incentive Plan for Non-Employee Directors (as Amended and Restated on December 31, 2008), which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Employment and Covenant Not to Compete Agreements

On December 31, 2008, the Company entered into amended and restated employment agreements with Mark L. Yoseloff, Chief Executive Officer, Coreen Sawdon, Senior Vice President, Chief Accounting Officer and Acting Chief Financial Officer, and David Lopez, Executive Vice President.  On December 31, 2008, the Company also entered into an amended and restated Covenant Not to Compete with Mark L. Yoseloff, Chief Executive Officer.  These agreements were amended as necessary to comply with Section 409A.  The amendments were primarily to clarify (i) certain definitions and (ii) when the separation payment, if any, is to be made following termination of employment, including to defer the payment for six months and one day in situations where the payment would otherwise not be exempt from Section 409A and a delay would be required by Section 409A.

The foregoing description of the amended and restated employment agreements and amended and restated covenant not to compete agreement is not complete and is qualified in its entirety by reference to the full text of the agreements, copies of which are filed as Exhibits 10.3, 10.4, 10.5, and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

10.1           The Shuffle Master, Inc. 2004 Equity Incentive Plan (As Amended and Restated on December 31, 2008)

10.2	The Shuffle Master, Inc. 2004 Equity Incentive Plan For Non-Employee Directors (As Amended and Restated on December 31, 2008)

10.3	Amended and Restated Employment Agreement, by and between Shuffle Master, Inc. and Mark L. Yoseloff

10.4	Amended and Restated Covenant Not To Compete, by and between Shuffle Master, Inc. and Mark L. Yoseloff

10.5           Amended and Restated Employment Agreement, by and between Shuffle Master, Inc. and Coreen Sawdon

10.6           Amended and Restated Employment Agreement, by and between Shuffle Master, Inc. and David Lopez

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date:  January 7, 2009

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chief Executive Officer

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